UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

BLUE OWL CREDIT INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On July 30, 2024, Core Income Funding III LLC (“ORCIC III Financing”), a wholly owned subsidiary of Blue Owl Credit Income Corp., a Maryland corporation (the “Company” or “us”), entered into Amendment No. 2 (the “Second Credit Facility Amendment”) to its senior secured revolving credit facility (the “Secured Credit Facility”), dated March 24, 2022, by and among Blue Owl Credit Advisors LLC, as servicer, the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent, State Street Bank and Trust Company (“State Street”), as collateral agent, Alter Domus (US) LLC (“Alter Domus”) as collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager.

The Second Credit Facility Amendment amends the Secured Credit Facility to increase the financing limit under the Secured Credit Facility from $1,000,000,000 to $1,500,000,000, which $1,500,000,000 commitment is separated into an “Original Tranche” of the $1,000,000,000 commitment in place prior to the Second Credit Facility Amendment and the “Increase Tranche” of the $500,000,000 incremental increase in commitment effected on the date of the Second Credit Facility Amendment. The Second Credit Facility Amendment also amends the Secured Credit Facility to change the range of applicable margin from a range of 1.75% to 2.60% (prior to the Second Credit Facility Amendment) to a range of (i) 1.75% to 2.60% for borrowings under the Secured Credit Facility allocated to the Original Tranche and (ii) 1.60% to 2.40% for borrowings under the Secured Credit Facility allocated to Increase Tranche, in each case, depending on the composition of the collateral. The Second Credit Facility Amendment also amends the Secured Credit Facility to (i) extend the availability period from November 21, 2026 to July 30, 2027, (ii) extend the maturity date from November 21, 2028 to July 30, 2029, (iii) replace Alter Domus as collateral custodian with State Street and (iv) provide for ORCIC III Financing to pay unused fees subject to minimum utilization during the availability period.

The description above is only a summary of the material provisions of the Second Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of Second Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Credit Agreement, dated as of July 30, 2024, among Core Income Funding III LLC, as Borrower, Blue Owl Credit Advisors LLC, as Servicer, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, State Street Bank and Trust Company, as Successor Collateral Custodian, and Alter Domus (US) LLC as Resigning Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Dated: August 1, 2024	By:	/s/ Bryan Cole
	Name:	Bryan Cole
	Title:	Chief Operating Officer and Chief Financial Officer